EXHIBIT 10.34

Letter of understanding between QRONS, Inc and Quick Capital, LLC

By this letter agreement “Agreement” dated December 7, 2022, between QRONS, Inc (the “Company”) and Quick Capital, LLC (the “Investor”) the parties agree as follows:

1.

The Maturity Date of the $115,000 Convertible Promissory Note dated June 15, 2021 (Note”) is hereby extended from June 15, 2022, to June 15, 2023. The Note has a current balance of $186,300, however the Investor is waiving $36,000 of the Note leaving a balance to date of $150,000.

2.	In consideration of the extension of the Maturity Date and the waiver of a portion of the balance of the Note, the Company agrees to issue the Investor 150,000 shares of Common Stock.

3.	The term of the Common Stock Warrant between the parties dated June 15, 2021, is extended by an additional one-year term, expiring the June 15, 2027 instead of June 15, 2026.

4.	Choice of law and other provisions set forth in the Note are incorporated by reference and deemed to apply here.

In Witness Whereof, the parties hereto have executed this Agreement as of December 7, 2022.

QRONS, INC.		QUICK CAPITAL, LLC

By:	/s/ Jonah Meer	By:	/s/ Eilon Natan
	Jonah Meer, CEO		Eilon Natan, Manager
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